UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

Solar Energy Initiatives, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-148155	20-5241121
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

818 A1A North
Suite 201
Ponte Vedra Beach, Florida 32082
(Address of principal executive offices)

(904) 644-6090
 (Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York  11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01             Entry into a Material Definitive Agreement.
Item  2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 28, 2010, Martins Creek Solar NC, LCC (the “Borrower”), a subsidiary that is 1/6th  owned by Solar Energy Initiatives, Inc. (the “Company”), entered into a Loan Agreement with Nantahala Bank & Trust Co. (the “Lender”) pursuant to which the Lender agreed to loan the sum of up to $1,222,000 (the “Loan”) in consideration for a promissory note from the Borrower in the amount of $1,222,000 (the “Note”).  Pursuant to the terms of the Note, the Borrower promises to repay to the Lender the principal sum of the Loan together with all accrued but unpaid interest on or before January 1, 2011.  The Note carries a simple interest rate of 6.99% per annum and interest only payments shall be due and payable monthly on the first day of each month beginning October 1, 2010 and continuing until January 1, 2011.

The Borrower’s obligation for payment of the Note is collateralized by a first secured interest in all of the Borrower’s rights, title and interest in and to all equipment and the project to develop the solar facility with Cherokee County Board of Education.

In connection with the Loan Agreement and the Note, SNRY Power, Inc., a wholly owned subsidiary of the Company, executed an unconditional guarantee of payment and performance for the full and prompt payment of the Loan to the Lender and performance of all obligations of the Borrower under the terms of the Loan Agreement and the Note.  Further, David Fann, Kevin Cassell, James Roberson, and J. Everett Airington each, jointly and severally, executed limited guarantees of payment and performance limited to 20% of all amounts owing to the Lender under Note at the time demand for payment is made.

The foregoing information is a summary of each of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing transaction.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Loan Agreement by and between Martins Creek Solar NC, LLC as Borrower and Nantahala Bank & Trust Co. as Lender, dated September 28, 2010

4.2	Promissory Note by and between Martins Creek Solar NC, LLC as Payor and Nantahala Bank & Trust Co. as Payee, dated September 28, 2010

4.3	Security Agreement by and between Martins Creek Solar NC, LLC and Nantahala Bank & Trust Co., dated September 28, 2010

4.4	Construction Loan Agreement by and between Martins Creek Solar NC, LLC and Nantahala Bank & Trust Co., dated September 28, 2010

4.5
Unconditional Guaranty of Payment and Performance by and between SNRY Power, Inc. as Guarantor and Martins Creek Solar NC, LLC as Borrower and Nantahala Bank & Trust Co. as Lender, dated September 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERGY INITIATIVES, INC.

Dated: October 6, 2010	By:	/s/ David Fann
Name: David Fann
Title: Chief Executive Officer